Exhibit 10.3

EXECUTED COPY

FOURTH AMENDMENT

TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 1, 2015 and effective as of April 30, 2015 (this “Amendment”), is entered into by and among FIRST CHOICE ER, LLC, a Texas limited liability company (the “Borrower”), each other Loan Party, the lenders party hereto, and FIFTH STREET FINANCE CORP., a Delaware corporation, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and L/C arranger, and is made with reference to the Credit Agreement, dated as of October 31, 2013 (as amended or otherwise modified by (w) the Amendment to Credit Agreement, dated as of March 31, 2014, by and among the Borrower, the Guarantors party thereto, the lenders party thereto from time to time and the Administrative Agent and acknowledged and agreed by Holdings, (x) the Second Amendment to Credit Agreement and First Amendment to Security and Pledge Agreement (the “Second Amendment”), dated as of June 11, 2014, by and among the Borrower, Holdings, the Guarantors party thereto, the lenders party thereto from time to time and the Administrative Agent, (y) the Limited Waiver and Consent to Credit Agreement, dated as of October 17, 2014, by and among the Borrower, Holdings, the Guarantors party thereto, the lenders party thereto from time to time and the Administrative Agent, and (z) the Third Amendment and Limited Waiver and Consent to Credit Agreement and Second Amendment to Security and Pledge Agreement, dated as of April 20, 2015, by and among the Borrower, Holdings, the Guarantors party thereto, the lenders party thereto from time to time and the Administrative Agent, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Guarantors party thereto, the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Section 11.01 of the Credit Agreement permits the Lenders to enter into amendments, waivers, consents or other modifications to the Credit Agreement with the relevant Loan Parties;

WHEREAS, the Loan Parties have requested that the Lenders amend and modify certain terms in the Credit Agreement and the Required Lenders and each Lender with a Delayed Draw Term Loan Commitment are willing to do so upon the terms and subject to the conditions contained herein; and

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I Amendment and Limited Consent

Effective upon the satisfaction of the conditions set forth in Section 2.1 below:

Section 1.1. Acknowledgement.  Pursuant to Section 7.12(b) of the Credit Agreement, (x) the Loan Parties are required to, among other things, cause any newly formed or acquired Domestic Subsidiaries (other than Immaterial Subsidiaries) and any Subsidiaries that are no longer Immaterial Subsidiaries to execute a Joinder Agreement  (and deliver other documentation required thereby) within the time period required by such Section (and otherwise in accordance with the terms of such Section) and (y) the Administrative Agent is able to extend such time period in its sole discretion.  The Administrative Agent hereby acknowledges that it extended such time period with respect to all of the entities listed on Schedules 3 and 4 of the Third Amendment to the date of the Third Amendment.  Nothing contained herein shall act as an extension of the time period required under Section 7.12(b) with respect to any other Subsidiaries that are required to enter a Joinder Agreement under Section 7.12(b), nor shall the extension of the time period referenced herein create a course of dealing with respect to any other Subsidiaries that are required to enter a Joinder Agreement under Section 7.12(b).

Section 1.2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a) The following definition in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety where it appears in such Section 1.01 of the Credit Agreement as follows:

““Delayed Draw Term Loan Commitment Expiration Date’ means the eighteen month anniversary of the Closing Date; provided that solely with respect to that certain Loan Notice delivered to Administrative Agent on April 24, 2015 requesting Delayed Draw Term Loans in the amount of $30,000,000, the Delayed Draw Term Loan Commitment Expiration Date shall mean May 6, 2015.”

(b) Section 11.06(b)(i)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $2,500,000 (in the aggregate for the Commitments and Loans in respect of the revolving credit facility provided hereunder and the term loan facility provided hereunder subject to such assignment), unless the Administrative Agent otherwise consents (such consent not to be unreasonably withheld or delayed).”.

(c) Section 11.06(b)(iii)(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“[Reserved].”.

ARTICLE II Conditions and Miscellaneous
Section 2.1. Conditions to Effectiveness. This Amendment shall become effective on April 30, 2015 (the “Effective Date”) upon:

(a) The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Administrative Agent, the Borrower, Holdings and the other Loan Parties and a duly authorized signatory of each Lender constituting a Required Lender and each Lender with a Delayed Draw Term Loan Commitment;

(b) No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement;

(c) Fees and Expenses.  The Borrowers shall have paid to the Administrative Agent, for the ratable benefit of each of the Lenders signatory to this Amendment, all expenses payable to the Administrative Agent (including, without limitation, all reasonable and documented fees and expenses of counsel) to the extent then due in connection with this Amendment and the transactions contemplated thereby;

(d) Representations and Warranties. The representations and warranties of each of the Borrower, Holdings and the other Loan Parties contained in Section 2.2 hereof shall be true and correct.

Section 2.2. Representation and Warranties.  Each of the Borrower, Holdings and each other Loan Party represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and as of the Effective Date:

(i) This Amendment has been duly authorized, executed and delivered by each of the Borrower, Holdings and each other Loan Party, and constitutes the legal, valid and binding obligations of each of the Borrower, Holdings and each other Loan Party enforceable against each of them in accordance with its terms and the Credit Agreement;

(ii) the execution, delivery and performance by each of the Borrower, Holdings and each other Loan Party of this Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of the Borrower or any Loan Party,

(B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Borrower or any such Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens;

(iii) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); and

(iv) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 2.3. Expenses; Indemnity.  Each of the Borrower, Holdings and each other Loan Party hereby acknowledges and reaffirms that the Administrative Agent is entitled to the benefits of Section 11.04 of the Credit Agreement, including, without limitation, the benefits of indemnity and reimbursement (including, without limitation, reasonable and documented fees and expenses of counsel) thereunder, with respect to all actions and omissions by the Administrative Agent in connection with this Amendment.

Section 2.4. Reference; Continuing Effect; No Other Amendments, Waivers or Consents.

(a) This Amendment shall not constitute an amendment of, waiver of or consent to any provision of the Credit Agreement or the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Except as expressly stated herein, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.  For the avoidance of doubt, this Amendment shall not constitute a waiver of any remedies or rights of the Administrative Agent or the Lenders with respect to any Default or Event of Default.

(b) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 2.5. Release.  Each Loan Party hereby remises, releases, acquits, satisfies and forever discharges Administrative Agent, the Lenders and their respective agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of Administrative Agent or the Lenders (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands that as of the date hereof are known or reasonably should be known to such Loan Party, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof.  Without limiting the generality of the foregoing, each Loan Party hereby waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest: (i) the right of Administrative Agent and each Lender to exercise its rights and remedies described in the Credit Agreement, (ii) any provision of the Credit Agreement or (iii) any conduct of Administrative Agent, the Lenders or other Releasees relating to or arising out of the Credit Agreement on or prior to the date hereof.

Section 2.6. Ratification and Reaffirmation. The Loan Parties hereby:

(i)   acknowledge and agree that the Liens and security interests created under the Security Agreement and the other Loan Documents in favor of the Administrative Agent for the holders of the Secured Obligations (as defined in the Security Agreement) and securing payment of all “Secured Obligations” (as defined in the Security Agreement) (including, without limitation, all prior loans or advances made to the Borrower by the Lenders) outstanding pursuant to the Credit Agreement, shall remain in full force and effect with respect to the Secured Obligations (as defined in the Security Agreement) and are hereby and thereby reaffirmed;

(ii)   acknowledge and reaffirm their respective obligations as set forth in the Security Agreement and each other Loan Document (as amended or otherwise modified by this Amendment), including, without limitations, all Obligations and Secured Obligations (as defined in the Security Agreement) under the Credit Agreement, the Security Agreement and the other Loan Documents;

(iii)   agree to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to them set forth in the Credit Agreement, the Security Agreement and each other Loan Document (as amended or otherwise modified by this Amendment), which remain in full force and effect; and

(iv)   confirm, ratify and reaffirm that (A) the guarantees and indemnities given by them pursuant to the Credit Agreement, Security Agreement and/or any other Loan Documents continue in full force and effect, following and notwithstanding, the amendments thereto pursuant to this Amendment; and (B) the security interest granted to Administrative Agent for the benefit of the Lenders, pursuant to the Loan Documents in all of their right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Secured Obligations (as defined in the Security Agreement), is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest (subject to Permitted Liens) in favor of the Administrative Agent for the holders of the Secured Obligations (as defined in the Security Agreement) with the same force, effect and priority in effect immediately prior to entering into this Amendment.

Section 2.7. Estoppel.  To induce the Administrative Agent and Lenders to enter into this Amendment, each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, to the knowledge of any Loan Party, there exists no right of offset, defense, counterclaim or objection in favor of any Loan Party as against the Administrative Agent or any Lender with respect to the Obligations.

Section 2.8. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 2.9. Applicable Law; Jurisdiction; Waiver of Jury Trial. The provisions of Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

FIRST CHOICE ER, LLC

By: /s/ Tim Fielding

Name:Tim Fielding

Title:Chief Financial Officer

HOLDINGS:

ADEPTUS HEALTH LLC

By: /s/ Tim Fielding

Name:Tim Fielding

Title:Chief Financial Officer

[Signature Page to Amendment to Credit Agreement]

GUARANTORS:

AJNH MEDICAL CENTER LLC,

BASSWOOD MEDICAL CENTER LLC,

COPPERWOOD MEDICAL CENTER LLC,

EAGLES NEST MEDICAL CENTER LLC,

ECC MANAGEMENT, LLC,

FM CROSSING MEDICAL CENTER LLC,

HILLIARD MEDICAL CENTER LLC,

KATY ER CENTER LLC,

KINGWOOD MEDICAL CENTER LLC,

KUYKENDAHL MEDICAL CENTER LLC,

LEAGUE CITY MEDICAL CENTER LLC,

LOUETTA MEDICAL CENTER LLC,

MID-COLLIN COUNTY MEDICAL CENTER LLC,

PEARLAND PARKWAY MEDICAL CENTER LLC,

PFLUGERVILLE MEDICAL CENTER LLC,

PLANO ERCARE CENTER LLC,

SSH MEDICAL CENTER LLC,

STERLING RIDGE MEDICAL CENTER LLC,

WC MEDICAL CENTER LLC,

By: FIRST CHOICE ER, LLC, sole member of each of the companies listed above

By: /s/ Tim Fielding

Name:Tim Fielding

Title:Chief Financial Officer

[Signature Page to Amendment to Credit Agreement]

GUARANTORS CONTINUED:

COLLEYVILLE MEDICAL CENTER LLC,

GARLAND SHILOH MEDICAL CENTER LLC,

HICKORY CREEK MEDICAL CENTER LLC,

LEWISVILLE MEDICAL CENTER LLC,

MANSFIELD WALNUT CREEK MEDICAL CENTER LLC,

MESQUITE TOWN EAST MEDICAL CENTER LLC,

NORTH DALLAS TOLLWAY MEDICAL CENTER LLC,

NRH MEDICAL CENTER LLC,

RICHARDSON MIMOSA MEDICAL CENTER LLC,

WCB MEDICAL CENTER LLC,

WYLIE MEDICAL CENTER LLC,

FRIENDSWOOD MEDICAL CENTER LLC,

HOUSTON 9520 JONES MEDICAL CENTER LLC,

LAKEWOOD FOREST MEDICAL CENTER LLC,

LA PORTE MEDICAL CENTER LLC,

PEARLAND SUNRISE MEDICAL CENTER LLC,

WATERSIDE MEDICAL CENTER LLC,

CULEBRA-TEZEL MEDICAL CENTER LLC,

EAST PFLUGERVILLE MEDICAL CENTER LLC, and

WILDERNESS-HARDY OAK MEDICAL CENTER LLC

By: FIRST CHOICE ER, LLC, sole member of each of the companies listed above

By: /s/ Tim Fielding

Name:Tim Fielding

Title:Chief Financial Officer

[Signature Page to Amendment to Credit Agreement]

GUARANTORS CONTINUED:

OPFREE LICENSING LP,

OPFREE RE INVESTMENTS, LTD.

By: ECC MANAGEMENT, LLC, general partner of each of the companies listed above

By: FIRST CHOICE ER, LLC, its sole member

By: /s/ Tim Fielding

Name: Tim Fielding

Title:  Chief Financial Officer

ADEPTUS HEALTH PHOENIX HOLDINGS LLC

NATIONAL MEDICAL PROFESSIONALS OF ARIZONA LLC,

ADEPTUS HEALTH COLORADO HOLDINGS LLC,

ADEPTUS HEALTH MANAGEMENT LLC,

ADEPTUS HEALTH VENTURES LLC,

MATLOCK MEDICAL CENTER LLC, and

ADPT-CO RE HOLDINGS LLC

By: /s/ Tim Fielding

Name:Tim Fielding

Title:Chief Financial Officer

[Signature Page to Amendment to Credit Agreement]

NON-GUARANTOR LOAN PARTIES:

AUSTIN BRODIE MEDICAL CENTER LLC,

LITTLE ELM FM 423 MEDICAL CENTER LLC,

SAN ANTONIO NACOGDOCHES MEDICAL CENTER LLC,

ALLEN BETHANY MEDICAL CENTER LLC,

CEDAR HILL MEDICAL CENTER LLC,

FRISCO PRESTON MEDICAL CENTER LLC,

COLONIAL LAKES MEDICAL CENTER LLC

GLEANNLOCH FARMS MEDICAL CENTER LLC,

BRIAR FOREST-ELDRIDGE MEDICAL CENTER LLC,

SIENNA PLANTATION MEDICAL CENTER LLC,

ALVIN MEDICAL CENTER LLC

PEARLAND 518 MEDICAL CENTER LLC

By: FIRST CHOICE ER, LLC, sole member of each of the companies listed above

By: /s/ Tim Fielding

Name:Tim Fielding

Title:Chief Financial Officer

ADPT HOUSTON HOLDINGS LLC,

ADPT-CO MPT HOLDINGS LLC

By: /s/ Tim Fielding

Name:Tim Fielding

Title:Chief Financial Officer

[Signature Page to Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND L/C ARRANGER:

FIFTH STREET FINANCE CORP., a Delaware

corporation

By:  Fifth Street Management LLC, a Delaware limited liability company, its Agent

By: /s/ Ivelin M. Dimitrov

Name: Ivelin M. Dimitrov

Title: Chief Investment Officer

[Signature Page to Amendment to Credit Agreement]

LENDERS:

FIFTH STREET FINANCE CORP., a Delaware

corporation

By:  Fifth Street Management LLC, a Delaware limited liability company, its Agent

By: /s/ Ivenlin M. Dimitrov

Name: Ivelin M. Dimitrov

Title: Chief Investment Officer

[Signature Page to Amendment to Credit Agreement]

FIFTH STREET FUNDING II, LLC, a Delaware

limited liability company

By: /s/ Ivelin M. Dimitrov

Name: Ivelin M. Dimitrov

Title: Chief Investment Officer

[Signature Page to Amendment to Credit Agreement]